EXHIBIT 99 CONTACT:  Ralph J. Vaclavik
          President Casinos, Inc.
          St. Louis, Missouri 63102
          314-622-3018
                                                        FOR IMMEDIATE
RELEASE

                             PRESIDENT CASINOS, INC.
                        ANNOUNCES SECOND QUARTER RESULTS

ST. LOUIS, MISSOURI, October 10, 2003 -- President Casinos, Inc.
(OTC:PREZ) today announced results of operations for the second quarter ended August 31, 2003.

For the three-month period ended August 31, 2003, the Company reported net income of $42,000, compared to a net loss of $2.0 million, or $0.39 per share, for the three-month period ended August 31, 2002. Revenues for the three-month period ended August 31, 2003 were $31.1 million, compared to revenues of $32.0 million for the three-month period ended August 31, 2002. The increase in income is primarily the result of a $1.1 million decrease in interest expense resulting from the June 20, 2002 voluntary petition under Chapter 11 of the Bankruptcy Code, whereby the noteholders of the Senior Exchange Notes and the Secured Notes were deemed by management to be undersecured and as a result, interest ceased to accrue as of the date thereof.

Revenues for the six-month period ended August 31, 2003 were $63.2 million, compared to revenues of $65.3 million for the six-month period ended August 31, 2002. For the six-month period ended August 31, 2003, the Company reported net income of $0.4 million, or $0.08 per share, compared to a loss of $4.6 million, or $0.92 per share, for the six-month period ended August 31, 2002.

President Casinos, Inc. owns and operates dockside gaming facilities in Biloxi, Mississippi and downtown St. Louis, Missouri, north of the Gateway Arch.

This press release may be deemed to contain forward-looking statements, which are subject to change. These forward-looking statements may be significantly impacted, either positively or negatively by various factors, including without limitation, licensing, and other regulatory approvals, lender cooperation, development and construction activities, costs and delays, weather, permits, competition and business conditions in the gaming industry. The forward-looking statements are subject to numerous risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements herein. Additional information concerning potential factors that could affect the Company's financial condition, results of operations and expansion projects is included in the filings of the Company's Annual Report on Form 10-K for the fiscal year ended February 28, 2003 and the Company's subsequent Report on Form 10-Q for the quarter ended May 31, 2003, all of which risks are incorporated by reference into this press release.

                              - Tables Follow -

                          PRESIDENT CASINOS, INC.
                           FINANCIAL HIGHLIGHTS
                   (in thousands except per share data)

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

                                                   Three Months                Six Months
                                                 Ended August 31,           Ended August 31,
                                                 2003        2002           2003        2002
                                                ------      ------         ------      ------


Total operating revenues...................    $ 31,143    $ 31,955       $ 63,744    $ 65,336
Total costs and expenses...................      29,118      30,952         58,671      62,125
                                               ---------   ---------      ---------   ---------
OPERATING INCOME...........................       2,025       1,002          4,571       3,211
                                               ---------   ---------      ---------   ---------
OTHER INCOME (EXPENSE):
  Interest expense, net....................        (820)     (1,688)        (1,882)     (5,448)
  Reorganization items, net................        (394)       (468)          (900)       (686)
  Gain (loss) on disposal of property
    and equipment..........................          25         --              (5)        (23)
                                               ---------   ---------      ---------   ---------
    Total other expense....................      (1,189)     (2,156)        (2,787)     (6,158)
                                               ---------   ---------      ---------   ---------
INCOME (LOSS) BEFORE MINORITY INTEREST
  AND DISCONTINUED OPERATIONS..............         836     (1,154)          1,784      (2,947)
Minority interest..........................         313         324            654         639
                                               ---------   ---------      ---------   ---------
INCOME (LOSS) FROM CONTINUING OPERATIONS...         523      (1,478)         1,130      (3,586)
                                               ---------   ---------      ---------   ---------
Loss from discontinued operations..........        (481)       (478)          (728)       1,053
                                               ---------   ---------      ---------   ---------
NET INCOME (LOSS)..........................    $     42    $ (1,956)      $    402    $ (4,639)
                                               =========   =========      =========   =========
Basic and diluted net income (loss) per
    share from continuing operations.......    $   0.10    $  (0.29)      $   0.22    $  (0.71)

Basic and diluted net loss per share
   from discontinued operations............    $  (0.10)   $  (0.10)      $  (0.14)   $  (0.21)
                                               ---------   ---------      ---------   ---------
Basic and diluted net loss per share.......    $    --     $  (0.39)      $   0.08    $  (0.92)
                                               =========   =========      =========   =========
Weighted average common and dilutive
 potential shares outstanding..............       5,033       5,033          5,033       5,033
                                               =========   =========      =========   =========

* The Company sold one of two vessels accounted for in its leasing segment during May 2003 and the second vessel is being foreclosed on by the lender which holds a Preferred First Fleet Mortgage collateralizing debt owed to the lender. With the disposal of both vessels, representing the significant portion of assets of the segment, the segment is accounted for as discontinued operations in accordance with the Financial Accounting Standards Board SFAS No. 144 "Accounting for the Impairment and Disposal of Long-Lived Assets."

                            PRESIDENT CASINOS, INC.
                             FINANCIAL HIGHLIGHTS
                    (in thousands except per share data)

SELECTED STATEMENTS OF OPERATIONS DATA

                                                    Three Months              Six Months
                                                  Ended August 31,          Ended August 31,
                                                   2003      2002            2003      2002
                                                  ------    ------          ------    ------

   OPERATING REVENUES:
    St. Louis operations...................      $ 18,168  $ 18,612        $ 37,212  $ 38,507
    Biloxi operations......................        12,975    13,343          26,030    26,829
                                                 --------- ---------       --------- ---------
      Net operating revenues...............      $ 31,143  $ 31,955        $ 63,242  $ 65,336
                                                 ========= =========       ========= =========

   OPERATING INCOME (LOSS):
    St. Louis operations...................      $  1,609   $    810      $  3,463   $  2,835
    Biloxi operations......................         1,146      1,398         2,592      2,643
                                                 ---------  ---------     ---------  ---------
      Gaming and ancillary operations......         2,755      2,208         6,055      5,478
    Corporate administration...............          (730)    (1,143)       (1,484)    (2,157)
    Corporate development..................           --         (63)          --        (110)
                                                 ---------  ---------     ---------  ---------
    OPERATING INCOME.......................      $  2,025   $  1,002      $  4,571   $  3,211
                                                 =========  =========     =========  =========


SELECTED BALANCE SHEET DATA

                                                           AUGUST 31,    FEBRUARY 28,
                                                              2003           2003
                                                             -------       -------

          Cash and cash equivalent.......................    $ 19,967      $ 16,120
          Restricted cash and short-term investments.....       2,520         6,016
          Current assets.................................      29,190        26,755
          Assets of discontinued operations..............       1,926         2,349
          Current liabilities............................      11,376        58,429
          Long-term liabilities..........................      45,429           --
          Liabilities subject to compromise..............     110,662       111,340
          Minority interest..............................       1,333           679
          Stockholders' deficit..........................     (49,212)      (49,614)
